Fees Summary	Nov. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,499,812,500.00
Previously Paid Amount	0.00
Total Fee Amount	229,621.29
Total Offset Amount	0.00
Net Fee	$ 229,621.29
Final Prospectus	false